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                              EMPLOYMENT AGREEMENT
                              --------------------


         EMPLOYMENT AGREEMENT, effective as of April 1, 2006, between Vyteris Holdings (Nevada), Inc., a Nevada corporation (the "Company"), and Patrick McKiernan ("Employee").

         WHEREAS, the Company desires to employ Employee as a member of management, initially as Vice President/Operations and Principal Accounting Officer; AND

         WHEREAS, Employee is willing to accept such employment on the terms set forth herein,

         NOW, THEREFORE, the Company and Employee hereby agree as follows:

         1.       EMPLOYMENT.

                  1.1 GENERAL. The Company hereby agrees to employ Employee, initially in the capacity of Vice President/Operations and Principal Accounting Officer, and Employee hereby accepts such employment, upon the terms and subject to the conditions herein contained.

                  1.2 DUTIES AND AUTHORITY. During the term of Employee's employment hereunder, Employee shall serve as a member of Company management, initially as the Vice President/Operations and Principal Accounting Officer of the Company and shall have such management responsibilities, duties and authority as may, from time to time, be assigned to him by the President of the Company and/or by the Company's Board of Directors (the "Board"), through its Chairman of the Board or otherwise, including, without limitation, the specific duties and responsibilities set forth on EXHIBIT A annexed hereto. During the term of this Agreement, Employee shall serve the Company faithfully and to the best of Employee's ability, and shall devote substantially all of Employee's business time and efforts to the business and affairs of the Company (including its subsidiaries and affiliates) and the promotion of its interests. Among the initial responsibilities that the Employee shall have are the preparation and sign-off as principal accounting officer of the Company on all filings to be made by the Company with the Securities and Exchange Commission (including all Form 10-Ks, 10-Qs and proxy statements) and other duties as assigned by the President of the Company. Employee shall be available to the Company at such times and places as the Company shall reasonably request during the term hereof Notwithstanding the foregoing, Employee shall be entitled to pursue charitable and religious endeavors and to participate in professional organizations, provided that such activities do not interfere in any material respect with the performance by Employee of his duties hereunder.

         2. TERM OF EMPLOYMENT. The term of this Agreement shall commence as of April 1, 2006, and shall continue through May 31, 2007. Thereafter, the term of this Agreement shall

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be automatically extended for one additional one-year period, unless Employee or the Company shall provide a written notice of non-renewal on or prior to April 30, 2007. The term of this Agreement is subject to early termination in accordance with the provisions set forth in Section 4 hereof. If the term of this Agreement continues after May 31, 2007, then Employee and the Company shall, during the month of June 2007, negotiate in good faith target bonus and option grants for 2007/2008.

         3.       COMPENSATION AND BENEFITS.

                  3.1 SALARY. During the first twelve months of the term of this Agreement unless earlier terminated, the Company shall pay to Employee a base salary, on a semi-monthly basis, at the annual rate of $200,000. On each anniversary date of the commencement of employment (the "Then Current Anniversary Date"), the Employee's base salary shall be reviewed by the Company's President and may be increased to such rate as the President may hereafter from time to time determine. The salary payable pursuant to this
Section 3.1 shall be payable on a bi-weekly basis and is referred to herein as the "Base Salary".

                   3.2 EXPENSES. Employee shall be entitled to receive proper reimbursement from the Company for all reasonable out-of-pocket expenses incurred by Employee in performing services under this Agreement, according to the Company's expense account and reimbursement policies and provided that Employee shall submit reasonable documentation with respect to such expenses.

                  3.3 BONUS ELEGIBILITY. (A) Employee shall be entitled to a one-time bonus of $25,000, to be paid to Employee on April 1, 2007, if Employee is then employed by the Company, and if Employee has, to the satisfaction of the Company's President, prepared and completed, including all necessary certifications of principal accounting officer, all Form 10-K and 10-Q filings for the Company for 2006 (the "First Bonus"). (B) Employee shall be entitled to a one-time bonus of an additional $25,000 to be paid to Employee on April 1, 2007, if Employee is then employed by the Company, and if Employee has, to the satisfaction of the Company's President, completed monthly budget/KRA reviews (which have been signed-off on and dated by the Company's CEO) with each of the Company's departments (as determined by the Company's President) by the 20th of each calendar month, quarterly KRA reviews of each employee (signed off by department head and employee by the last day of the financial quarter, starting with Q2 2006) and a quarterly employee, commercial partners (Ferring and Braun), and suppliers surveys and report within 20 days of the last day of each financial quarter (the "Second Bonus"). (C) If the Company's President and the Employee have, by June 1, 2006, agreed upon a set of written goals for a third bonus (the initiation of this bonus is at the sole option of the CEO based on the financial status of the Company), then if those goals have been achieved on or before April 1, 2007, to the satisfaction of the Company's President and the approval of the Board of Directors, the Employee will be entitled to a one-time bonus of an additional $50,000 to be paid to Employee on April 1, 2007, if Employee is then employed by the Company (the "Third Bonus" and, together with the First Bonus and the Second Bonus, the "Bonus").

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                   3.5 STOCK OPTIONS. The Company shall grant to the Employee options to purchase 100,000 shares of the Company's common stock, which will be issued upon approval of the Compensation Committee of the Board of Directors. Those options will vest as follows: 25,000 upon the Employee earning the entire First Bonus; 25,000 upon the Employee earning the entire Second Bonus; and 50,000 upon the Employee earning the entire Third Bonus (the initiation of these 50,000 stock options/bonus is at the sole option of the CEO based on the financial status of the Company). The options shall be issued pursuant to the Company's then standard option agreement and under the Company's 2005 Stock Option Plan.

                  3.6 BENEFITS. During the term of this Agreement or upon any termination hereof, the Company shall have no obligation to pay or provide, any compensation or benefits other than as set forth herein; provided, however, that Employee shall be entitled to employee benefits available to management Employees of the Company of the same level as Employee, under the employee benefit plans, and the policies and practices, of the Company, determined in accordance with the applicable terms and provisions of such plans, policies and practices, in each case, as accrued to the date of termination of employment; provided, however, that the Company shall not be required to provide health insurance or other types of medical care benefits to Employee or his family. The Company reserves all rights to amend, modify, terminate or suspend any employee benefit plan. Notwithstanding anything in this Section 3.6 to the contrary, Employee shall be entitled to four (4) weeks paid vacation each calendar year.

         4.0      TERMINATION OF EMPLOYMENT.

                  4.1 EVENTS OF TERMINATION. Employee's employment hereunder shall terminate prior to the expiration of the term set forth in SECTION 2 hereof upon the occurrence of any one or more of the following events:

                           4.1.1 DEATH. In the event of Employee's death,
Employee's employment shall terminate on the date of death.

                           4.1.2 TERMINATION BY THE COMPANY FOR CAUSE. The
Company may, at its option, terminate the Employee's employment for "Cause" (as defined below). For purposes hereof, "Cause" shall mean Employee's (i) conviction of, guilty plea to or confession of guilt of a felony, (ii) commission of fraudulent, illegal or dishonest acts, (iii) willful misconduct or gross negligence which reasonably could be expected to be materially injurious to the business, operations or reputation of the Company (monetarily or otherwise) or (iv) after a written warning and a reasonable opportunity to cure non-performance, failure to perform Employee's material duties as assigned to Employee pursuant to the terms of this Agreement from time to time or failure to cure any other material breach of this Agreement.

                           4.1.3 WITHOUT CAUSE BY THE COMPANY. The Company may,
at its option, immediately terminate Employee's employment for any reason whatsoever (other than

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for Cause) by giving written notice of termination to Employee.

                           4.1.4 TERMINATION BY EMPLOYEE. Employee may
immediately terminate Employee's employment for any reason whatsoever by giving written notice of termination to the Company.

                           4.1.5 DISABILITY. In the event of Employee's
Disability (as defined herein), the Company will have the option to terminate Employee's employment by giving a written notice of termination to Employee. Such notice shall specify the date of termination, which date shall not be earlier than 30 days after such notice is given. For purposes of this Agreement, "Disability" means the inability of Employee to substantially perform Employee's duties hereunder for 135 days out of 225 consecutive days as a result of a physical or mental illness, all as determined in good faith by the Board.

                  4.2 COMPANY'S OBLIGATIONS UPON TERMINATION. Following the termination of Employee's employment under the circumstances described below, the Company shall pay to Employee the following compensation and provide the following benefits in full satisfaction and final settlement of any and all claims and demands that Employee now has or hereafter may have under this
Agreement:

                           4.2.1 TERMINATION WITHOUT CAUSE BY THE COMPANY. In
the event that Employee's employment shall be terminated by the Company pursuant to Section 4.1.3, (a) the Company shall pay Employee all Base Salary earned but unpaid through the date of termination and a prorated amount of each of the First Bonus and the Second Bonus, based on partial achievement of the criteria therefor, and (b) (x) if termination occurs prior to May 31, 2007, the Company shall pay Employee Base Salary for a period of one month following termination, or (y) if termination occurs after May 31, 2007, the Company shall pay Employee Base Salary for a period of three months following termination.

                           4.2.2 TERMINATION BY EMPLOYEE, TERMINATION UPON
EXPIRATION OF THE EMPLOYMENT TERM, OR TERMINATION BY THE COMPANY FOR CAUSE. In the event that Employee's employment shall be terminated by Employee pursuant to
Section 4.1.4 (or if Employee otherwise resigns), or upon the expiration of the term of this Agreement, or upon the non-renewal of this Agreement for any or no reason, or in the event of termination by the Company pursuant to Section 4.1.2, Employee shall be entitled to no further compensation or other benefits under this Agreement other than any Base Salary earned on or prior to the date of such termination, but not yet paid.

                           4.2.3 TERMINATION DUE TO DEATH. In the event that
Employee's employment shall be terminated by the Company pursuant to Section 4.1.1, the Company shall pay Employee or Employee's estate all Base Salary earned but unpaid through the date of termination.

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                           4.2.4 TERMINATION DUE TO DISABILITY. In the event
that Employee's employment shall be terminated by the Company pursuant to
Section 4.1.5, the Company shall pay Employee all Base Salary earned but unpaid through the date of termination.

                  4.3 NATURE OF PAYMENTS. All amounts to be paid by the Company to Employee pursuant to this Section 4 shall be considered by the parties to be severance payments. In the event that such payments shall be treated as damages, it is expressly acknowledged by the parties that damages to Employee for termination of employment would be difficult to ascertain and the above amounts are reasonable estimates thereof and are not a penalty.

         5.       NON-SOLICITATION: NONCOMPETITION.

                  5.1 During the term of this Agreement and for a period of one year thereafter, Employee shall not:

                  5.1.1 induce or attempt to induce, directly or indirectly, any then current customer or client of the Company to cease doing business, in whole or in part, with the Company or solicit or divert, directly or indirectly, the business of any such customer or client, or any identified potential customer or client, for Employee's own account or for the account of any other person or entity;

                  5.1.2 solicit or induce, directly or indirectly, any person or entity, including any third-party service provider, distributor or supplier of the Company, to terminate its relationship with the Company or otherwise interfere with such relationship;

                  5.1.3 for Employee's own account or for the account of any other person or entity, solicit, interfere with or endeavor to cause, directly or indirectly, any employee or agent of the Company or induce or attempt to induce, directly or indirectly, any employee or agent of the Company to leave employment or terminate its agency with the Company or induce or attempt to induce, directly or indirectly, any such employee or agent to breach an employment or agency agreement or arrangement with the Company; or

                  5.1.4 except with respect to a less than 5% passive ownership interest in a publicly traded company, either for Employee or on behalf of any person or entity, directly or indirectly own, control or participate in the ownership or control of, or be employed by or on behalf of, any business which is similar to and is competitive with the business (as it exists or the date of termination) of the Company, within the United States of America or any country in which the Company then conducts or proposes to conduct business, without the express written consent of the Company.

         6. PROPERTY RIGHTS. With respect to information, inventions and discoveries developed, made or conceived of by Employee, either alone or with others, at any time during Employee's employment by the Company and whether or not within working hours, arising out

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of such employment or pertinent to any field of business or research in which, during such employment, the Company is engaged or (if such is known to or ascertainable by Employee) is considering engaging, Employee agrees:

                  6.1 that all such information, inventions and discoveries, whether or not patented or patentable, shall be and remain the exclusive property of the Company;

                   6.2 to disclose promptly to an authorized representative of the Company all such information in Employee's possession as to possible applications and uses thereof;

                   6.3 not to file any patent application relating to any such invention or discovery except with the prior written consent of an authorized officer of the Company;

                  6.4 that Employee hereby waives and releases any and all rights Employee may have in and to such information, inventions and discoveries and hereby assigns to the Company and/or its nominees all of Employee's right, title and interest in them, and all Employee's right, title and interest in any patent, patent application, copyright or other property right based thereon. Employee hereby irrevocably designates and appoints the Company and each of its duly authorized officers and agents as Employee's agent and attorney-in-fact to act for Employee and in Employee's behalf and stead to execute and file any document and to do all other lawfully permitted acts to further the prosecution, issuance and enforcement of any such patent, patent application, copyright or other property right with the same force and effect as if executed and delivered by Employee; and

                  6.5 at the request of the Company and without expense to Employee, to execute such documents and perform such other acts as the Company deems necessary or appropriate for the Company to obtain patents on such inventions in a jurisdiction or jurisdictions designated by the Company, and to assign to the Company or its designee such inventions and any patent applications and patents relating thereto.

         7. CONFIDENTIALITY. With respect to the information, inventions and discoveries referred to in Section 6 hereof, and also with respect to all other information, whatever its nature and form and whether obtained orally, by observation, from graphic materials or otherwise (except such as is generally available to the public or such as Employee shall be compelled by legal process to disclose), obtained by Employee during or as a result of Employee's employment by the Company and relating to any invention, improvement, enhancement, product, know-how, formula, software, process, apparatus, design, concept or other creation of the Company, or to any use of any of them, or to materials, tolerances, specifications, costs (including, without limitation, manufacturing costs), prices, or any plans of the Company, or to any other trade secret or proprietary information of the Company, Employee agrees:

                  7.1 to hold all such information, inventions and discoveries in strict confidence and not to publish or otherwise disclose any thereof to any person or entity other than the

                                      -6-
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Company, except with the prior written consent of an authorized officer of the
Company;

                  7.2 to take all reasonable precautions to assure that all such information, inventions and discoveries are properly protected from access by unauthorized persons;

                  7.3 to make no use of nor exploit in any way any such information, invention or discovery except as required in the performance of Employee's employment duties for the Company; and

                  7.4 upon termination of Employee's employment by the Company, or at any time upon request of the Company, to deliver to it all graphic materials and all substances, models, software, prototypes and the like containing or relating to any such information, invention or discovery, all of which graphic materials and other things shall be and remain the exclusive property of the Company.

         For purposes of this Agreement, the term "graphic materials" includes, without limitation, letters, memoranda, reports, notes, notebooks, books of account, drawings, prints, specifications, formulae software, data print-outs, microfilms, magnetic tapes and disks and other documents and recordings, together with all copies, excerpts and summaries thereof

         8. NO CONFLICTS. Employee agrees and acknowledges that Employee's employment by the Company and compliance with this Agreement do not and will not breach any agreement made by Employee to keep in confidence information acquired by Employee prior to or outside of Employee's employment with the Company. Employee will comply with any and all valid obligations which Employee may now have to prior employers or to others relating to confidential information, inventions or discoveries which are the property of those prior employers or others, as the case may be. Employee has supplied or shall promptly supply to the Company upon its request a copy of each written agreement setting forth any such obligation. Employee hereby agrees and acknowledges that Employee has not brought and will not bring with Employee for use in the performance of duties at the Company any materials, documents or information of a former employer or any third party that are not generally available to the public, unless Employee has express written authorization from the owner thereof for possession and use or Employee otherwise has undisputed proprietary rights to such material documents or information.

          9. SPECIFIC PERFORMANCE. Without intending to limit the remedies available to the Company, Employee agrees that damages at law would be an inadequate remedy to the Company in the event that Employee shall breach or attempt to breach any of the provisions of Sections 5, 6, 7, 8 or 9 hereof and that the Company may apply for and, without the posting of any bond or other security, upon proof of breach or threatened breach of any of the covenants contained in such Sections, have injunctive relief in any court of competent jurisdiction to restrain the breach or threatened breach of, or otherwise to enforce specifically, any of the covenants contained in such Sections.

                                      -7-
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         10.      SURVIVAL. The provisions of Sections 5, 6, 7, 8, 9, 10 and 11 shall survive any termination of this Agreement. In furtherance and not in limitation of the preceding sentence, Employee's obligations under Sections 5, 6 and 7 hereof shall remain in effect throughout Employee's employment by the Company, unaffected by any transfer to a subsidiary or affiliate of the Company.

         11.      MISCELLANEOUS.

                  11.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey without regard to principles of conflicts of laws.

                   11.2 ENTIRE AGREEMENT; AMENDMENT. This Agreement and the exhibits annexed hereto between the Company and Employee contain the complete understanding and agreement between the parties hereto with respect to the subject matter hereof, and supersede all prior understandings and agreements, written or oral, between the parties hereto relating to the subject matter hereof This Agreement may not be amended or modified except in a writing signed by the parties hereto.

                   11.3 SEVERABILITY. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, (i) the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law and (ii) any such invalidity or unenforceability shall be deemed replaced by a term or provision determined by the parties as coming closest to expressing the intention of the invalid or unenforceable term or provision.

                  11.4 NOTICE. Any notice to be given hereunder shall be in writing and either delivered in person, by nationally recognized overnight courier, by facsimile or by registered or certified first class mail, postage prepaid with return receipt requested, addressed (a) if to the Company, to Vyteris Holdings (Nevada), Inc., 13-01 Pollitt Drive, Fair Lawn, NJ 07419, attention: President, Facsimile No. (201) 703-1158, with a copy to Donald F. Farley, CEO, Spencer Trask Specialty Group, LLC, 535 Madison Avenue, New York, NY 10022, Facsimile No. (212) 486-7392, and with a copy to Lowenstein Sandler PC, 65 Livingston Avenue, Roseland, New Jersey 07068 Facsimile No.:(973) 597-2351, attention Peter H. Ehrenberg, Esq. and (b) if to the Employee, to the address maintained in the Company's personnel files for Employee. Notices delivered personally shall be deemed given as of actual receipt; notices sent via facsimile transmission shall be deemed given as of one business day following sender's receipt from sender's facsimile machine of written confirmation of transmission thereof, notices sent by overnight courier shall be deemed given as of one business day following sending; and notices mailed shall be deemed given as of five business days after proper mailing. Any party may change its address in a notice given to the other party in accordance with this section 11.4.

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                  11.5 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors (including, without limitation, any successor by merger or sale of all or substantially all assets) and permitted assigns.

                  11.6 FURTHER ASSURANCES. Employee and the Company shall execute and deliver all instruments and other documents which, in the opinion of the Company or the Employee, may be necessary or appropriate to carry out the terms of this Agreement.

                  11.7 HEADINGS. The Section headings in this Agreement are for convenience of reference only and shall not affect its interpretation.

                   11.8 INTERPRETATION. For purposes of Sections 5, 6, 7, 8 and 9, the "Company" shall include any subsidiary or affiliate of the Company for which Employee renders services.

                  11.9 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.


VYTERIS HOLDINGS (NEVADA), INC.


By: /s/ Timothy Mcintyre
   ------------------------------
      Name:  Timothy McIntyre
      Title: President


By: /s/ Patrick Mckiernan
   -------------------------------
      Name: Patrick McKiernan

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EXHIBIT A

SPECIFIC DUTIES AND RESPONSIBILITIES
------------------------------------

Job Responsibilities-Key Result Areas (KRA)

KRA #1 Accept responsibility and accountability for our commercial existence:

o        Principal Accounting Officer
o        Responsible areas
         o        All Vyteris Administration Functions
                  o        HR/Planning
                  o        IT Plan and Budget
         o        PMK 300 transfer (all departments)
                           o        Plan and budget
o        Responsible for chairing weekly Department Head Meeting (Monday's)
o        Responsible for compilation of Board Books (7 days prior Board
         Meetings)
o        Responsible for issuance and follow-up on Board Meeting Action items

KRA #2   o   Monthly Budget Review (15th of each month)
   o      Provide Document
   o      Facilitate Presentation/Review
   o      Analysis
   o      Recommendations

o   Assure Departmental Reviews by 20th of each month

KRA #3   o  Facilitate a Monthly review of Ferring Project Budget/Time Resources
(15th of each month)

   o      Accurate Time Accounting
   o      Update vs. Resource Plan
   o      Financials (Plan vs. Actual)

KRA #4   o   Establish Employee KRA's Function- May 31th

o   Quarterly KRA reviews with each Department head (as confirmed by HR)
o   Quarterly Employee, Supplier, and Partner Survey (on-line)
o   Results by 15th of month following qtr. end

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